Exhibit 10.6
SECOND AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT
          This SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is dated as of July 21, 2011 by and among (i) Diamond Resorts Parent, LLC, a Nevada limited liability company (the “Company”), (ii) Cloobeck Diamond Parent, LLC, a Nevada limited liability company, and 1818 Partners, LLC, a Nevada limited liability company (collectively, “CDP”), (iii) DRP Holdco, LLC, a Delaware limited liability company (“Guggenheim”), (iv) Silver Rock (as defined below) and (v) The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P. (each, a “Wellington Purchaser” and collectively, the “Wellington Purchaser”).
          WHEREAS, the Company, Cloobeck Diamond Parent, LLC, Guggenheim, Silver Rock and Soros Strategic Partners LP are parties to that certain Amended and Restated Registration Rights Agreement, dated as of June 17, 2010, as amended by that certain Amendment to Amended and Restated Registration Rights Agreement, dated as of February 18, 2011 (the “Original Agreement”);
          WHEREAS, Section 11(b) of the Original Agreement provides that the Original Agreement may be amended upon the prior written consent of (i) the Company, (ii) the holders of a majority of the number of CDP Registrable Securities, and (iii) the holders of a majority of the number of Investor Registrable Securities (as such term is defined in the Original Agreement); and
          WHEREAS, the undersigned, being (i) the Company, (ii) the holders of a majority of the number of CDP Registrable Securities, (iii) the holders of a majority of the number of Investor Registrable Securities under the Original Agreement and (iv) the Wellington Purchasers, desire to amend and restate the Original Agreement to, among other things, provide registration rights to the Wellington Purchasers, on the terms and conditions set forth herein.
          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
          1. Definitions. As used herein, the following terms shall have the following meanings.
          “CDP Registrable Securities” means (i) all Common Units acquired by, or issued or issuable to CDP on or after April 26, 2007, and (ii) all equity securities issued or issuable directly or indirectly with respect to any Common Units described in clause (i) above by way of a unit or stock dividend or unit or stock split or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular CDP Registrable Securities, such securities shall cease to be CDP Registrable Securities when they have been registered and sold under the Securities Act, sold to the public in compliance with

Rule 144 or sold in a private transaction in which the transferor’s rights under this Agreement are not assigned.
          “Common Units” shall have the meaning ascribed to such term in the LLC Agreement, but shall also include any Successor Stock, as defined in Article 13 of the LLC Agreement.
          “Demand Right Investor” means (i) Guggenheim; provided that Guggenheim holds at least 10% of the total Common Units (determined on a fully-diluted basis) or 50% of the aggregate Common Units issued to Guggenheim as of the date hereof, (ii) the Wellington Purchasers; provided that the Wellington Purchasers hold at least 10% of the total Common Units (determined on a fully-diluted basis) or 50% of the aggregate Common Units issued to the Wellington Purchasers as of the date hereof, or (iii) the holder(s) of a majority of the Investor Registrable Securities.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
          “Guggenheim Registrable Securities” means (i) all Common Units acquired by, or issued or issuable to Guggenheim on or after June 17, 2010, and (ii) all equity securities issued or issuable directly or indirectly with respect to any Common Units described in clause (i) above by way of a unit or stock dividend or unit or stock split or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular Guggenheim Registrable Securities, such securities shall cease to be Guggenheim Registrable Securities when they have been registered and sold under the Securities Act, sold to the public in compliance with Rule 144 or sold in a private transaction in which the transferor’s rights under this Agreement are not assigned.
          “Investors” means Guggenheim, Silver Rock and the Wellington Purchasers. “Investor” means any of Guggenheim, Silver Rock or any Wellington Purchaser.
          “Investor Registrable Securities” means, collectively, the Guggenheim Registrable Securities, the Silver Rock Registrable Securities and the Wellington Registrable Securities.
          “LLC Agreement” means the Fourth Amended and Restated Operating Agreement of the Company, dated as of the date hereof, as amended and/or restated from time to time.
          “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a bank, a trust company, a land trust, a business trust, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization, whether or not it is a legal entity.
          “Public Offering” means an underwritten public offering and sale of Common Units or any other type of equity securities that, if held by CDP or an Investor, would constitute Registrable Securities, pursuant to an effective registration statement under the Securities Act;

provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination pursuant to a registration statement on Form S-4 or any similar form, or an employee benefit plan pursuant to a registration statement on Form S-8 or any similar form.
          “Registrable Securities” means, collectively, the CDP Registrable Securities and the Investor Registrable Securities.
          “Registration Expenses” means all expenses (other than underwriting discounts and commissions applicable to the sale of Registrable Securities) incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing and distributing expenses, messenger and delivery expenses, fees and expenses of custodians, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing or quoting the securities on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted, and fees and disbursements of counsel for the Company and the underwriters and all independent certified public accountants and other Persons retained by the Company.
          “Rule 144” means Rule 144 under the Securities Act (or any similar rule then in force).
          “SEC” means the Securities and Exchange Commission.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
          “Silver Rock” means, collectively, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC and CM — NP LLC.
          “Silver Rock Registrable Securities” means (i) all Common Units acquired by, or issued or issuable to Silver Rock on or after February 18, 2011, and (ii) all equity securities issued or issuable directly or indirectly with respect to any Common Units described in clause (i) above by way of a unit or stock dividend or unit or stock split or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular Silver Rock Registrable Securities, such securities shall cease to be Silver Rock Registrable Securities when they have been registered and sold under the Securities Act, sold to the public in compliance with Rule 144 or sold in a private transaction in which the transferor’s rights under this Agreement are not assigned.
          “Wellington Registrable Securities” means (i) all Common Units acquired by, or issued or issuable to the Wellington Purchasers on or after the date hereof, and (ii) all equity securities issued or issuable directly or indirectly with respect to any Common Units described in clause (i) above by way of a unit or stock dividend or unit or stock split or in connection with a combination of units or shares, recapitalization, merger, consolidation or other reorganization. As to any particular Wellington Registrable Securities, such securities shall cease to be

Wellington Registrable Securities when they have been registered and sold under the Securities Act, sold to the public in compliance with Rule 144 or sold in a private transaction in which the transferor’s rights under this Agreement are not assigned.
          2. Demand Registrations.
          (a) Requests for Registration.
     (i) At any time after an initial Public Offering, any Demand Right Investor may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (a “Long-Form Registration”), or on Form S-3 or any similar short-form registration (a “Short-Form Registration”) if such a short form is available.
     (ii) All registrations requested pursuant to this Section 2(a) are referred to herein as “Demand Registrations”. Each request for a Demand Registration (a “Demand Request”) shall specify the approximate number of Registrable Securities requested to be registered, the anticipated method or methods of distribution and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such Demand Request, the Company will give written notice of such requested registration (which shall specify the intended method of disposition of such Registrable Securities) to all other holders of Registrable Securities (a “Company Notice”) and the Company will include (subject to the provisions of this Agreement) in such registration, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the delivery of such Company Notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective.
          (b) Long-Form Registrations. The Demand Right Investors shall collectively be entitled to initiate three (3) Long-Form Registrations; provided that any such Long-Form Registration must include the registration of Registrable Securities which yield at least $10,000,000 of net proceeds to the sellers of such Registrable Securities; provided further, that (i) any such Long-Form Registration by any Demand Right Investor shall count toward the limit of three (3) Long-Form Registrations, notwithstanding the nonparticipation of any other Demand Right Investor in such Long-Form Registration, and (ii) if any registration is withdrawn at the request of the Demand Right Investor initiating such Demand Registration after such registration was initiated hereunder, such registration shall count as a Long-Form Registration notwithstanding such withdrawal. The Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective.
          (c) Short-Form Registrations. The Demand Right Investors shall be entitled to initiate unlimited Short-Form Registrations; provided that any such Short-Form Registration must include the registration of Registrable Securities which yield at least $5,000,000 of net proceeds to the sellers of such Registrable Securities. Demand Registrations by the Demand Right Investor initiating such Demand Registration will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Investor Registrable Securities. The Company will pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration by a Demand Right Investor whether or not it has become effective.
          (d) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company that, in their opinion, inclusion of the number of Investor Registrable Securities and, if permitted hereunder, other securities, requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Demand Right Investor initiating such Demand Registration pursuant to Section 2(a) and without adversely affecting the marketability of the offering, then the Company will include in such Demand Registration (A) first, the number of Investor Registrable Securities requested to be included in such Demand Registration, pro rata from among the holders of such Investor Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (B) second, any other securities of the Company requested to be included in such registration, in such manner as the Company may determine.
          (e) Restrictions on Demand Registrations.
     (i) The Company will not be obligated to file any registration statement with respect to any Demand Registration within 180 days after (A) the effective date of a previous Demand Registration, (B) the date any previously requested Demand Registration was withdrawn at the request of the Demand Right Investor initiating such Demand Registration (other than a withdrawal as permitted under Section 2(e)(ii)), or (C) the effective date of a previous registration statement filed by the Company covering a firm commitment Public Offering; provided, that in any registration statement described in clauses (A) and (C), there were included in such registration statement not less than 80% of the number of Investor Registrable Securities requested to be included.
     (ii) The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event the Demand Right Investor initiating such Demand Registration pursuant to Section 2(a) will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such requested registration. The Company may use the provisions of this clause (ii) to delay a Demand Registration initiated by a Demand Right Investor only once during any twelve-month period.

          (f) Selection of Underwriters. If a requested registration pursuant to this Section 2 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority of Investor Registrable Securities as to which registration has been requested and shall be acceptable to the Company; provided, that the Company shall not unreasonably withhold its acceptance of any proposed underwriters.
          3. Piggyback Registrations.
          (a) Right to Piggyback.
     (i) Whenever the Company proposes to register any of its Common Units under the Securities Act for its own account or for the account of any holder of Common Units (other than (i) pursuant to a Demand Registration (in which case, the ability of a holder of Registrable Securities to participate in such Demand Registration shall be governed by Section 2 hereof, including Section 2(a)(ii) hereof), (ii) pursuant to a registration statement on Form S-4 or S-8 or any similar or successor form and other than in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called “equity kicker”), and (iii) in connection with an initial Public Offering) (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and of such holders’ rights under this Section 3(a)(i). Upon the written request of any holder of Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company shall include in such registration (subject to the provisions of this Agreement) all Registrable Securities requested to be registered pursuant to this Section 3(a)(i), subject to Section 3(b)(i) below, with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the receipt of the Company’s notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective.
     (ii) If in connection with an initial Public Offering by the Company, the Company intends to register under the Securities Act any Common Units for the account of any holder of Common Units, then such registration will also be a “Piggyback Registration” for purposes of this Agreement and the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and of such holders’ rights under this Section 3(a)(ii). Upon the written request of any holder of Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company shall include in such registration (subject to the provisions of this Agreement) all Registrable Securities requested to be registered pursuant to this Section 3(a)(ii), subject to Section 3(b)(ii) below, with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the receipt of the Company’s notice; provided that any such other holder may withdraw its request for inclusion at any time prior to executing the underwriting agreement or, if none, prior to the applicable registration statement becoming effective. For the avoidance of doubt, an initial Public Offering by the Company in which the Company does not intend to register under the Securities Act any Common Units for the account of any holder of Common Units shall not be considered a Piggyback Registration for purposes of this Agreement, and the Company shall not be obligated to provide notice or registration rights to any holders of Registrable Securities in connection with such a registration.
          (b) Priority on Primary Registrations.
     (i) If a Piggyback Registration under Section 3(a)(i) is in part an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company and without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, up to 50% of the Investor Registrable Securities requested to be included in such registration, (iii) third, the Registrable Securities requested to be included in such registration, pro rata from among the holders of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (iv) fourth, any other securities requested to be included in such registration, in such manner as the Company may determine.
     (ii) If a Piggyback Registration under Section 3(a)(ii) is in part an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company and without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Securities and any other securities requested to be included in such registration, pro rata from among the holders of such Registrable Securities and such other securities according to the number of Registrable Securities and such other securities requested by them to be so included.
          (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration and without adversely affecting the marketability of the offering, then the Company will include in such registration (i) first, up to 50% of the Investor Registrable Securities requested to be included in such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata from among the holders of such Registrable Securities according to the number of Registrable Securities requested by them to be so included, and (iii) third, any other securities requested to be included in such registration, in such manner as the Company may determine.

          (d) Registration Expenses. The Company will pay all Registration Expenses in connection with any Piggyback Registration whether or not such Piggyback Registration has become effective.
          4. Holdback Agreements.
          (a) Each holder of Registrable Securities hereby agrees (i) not to effect any sale or distribution of Common Units, or any securities convertible into or exchangeable or exercisable for Common Units, during the seven (7) days prior to and the 180-day period beginning on the effective date of an initial Public Offering (except as part of such initial Public Offering), unless the underwriters managing such initial Public Offering otherwise agree (which agreement shall be equally applicable to all holders of Registrable Securities) and (ii) to execute and deliver any reasonable agreement which is consistent with the provisions of clause (i) of this Section 4(a) and which may be required by the underwriters managing such initial Public Offering. The foregoing provisions of this Section 4(a) shall be applicable to the holders of Registrable Securities only if (and only for so long as) all directors and executive officers of the Company and each holder of 5% or more of the Company’s Common Units are subject to the same restrictions and agreements. Any discretionary waiver or termination of such restrictions or agreements by the Company or the underwriters shall apply pro rata to all holders of Registrable Securities based on the number of Registrable Securities held by them.
          (b) The Company will not effect any sale or distribution of Common Units, or any securities convertible into or exchangeable or exercisable for Common Units, during the seven (7) days prior to and during the 180-day period beginning on the effective date of an initial Public Offering (except as part of such initial Public Offering), unless the underwriters managing such initial Public Offering otherwise agree (which agreement shall be equally applicable to all holders of Registrable Securities).
          5. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:
          (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected pursuant to Section 6(b) below copies of all such documents proposed to be filed, which documents will be subject to the prompt review and reasonable comment of such counsel), and upon filing such documents, the Company shall promptly notify in writing such counsel of the receipt by the Company of any written comments by the SEC with respect to such registration statement or prospectus or any amendment or supplement thereto or any written request by the SEC for the amending or supplementing thereof or for additional information with respect thereto;
          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or, if such registration statement relates to an underwritten offering, such longer period as, in the opinion of counsel for the underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by any underwriter or dealer or such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;
          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States of America as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction in any jurisdiction where it is not so subject or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction in any jurisdiction where it is not so subject);
          (e) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any such seller, the Company will, as soon as reasonably practicable, file and furnish to all sellers a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;
          (f) cause all such Registrable Securities to be listed or quoted on each securities exchange or quotation service on which similar securities issued by the Company are then listed or quoted;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;
          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a split or a combination of stock or units); provided that no holder of Registrable Securities shall have any indemnification or contribution obligations inconsistent with Section 7 hereof;
          (i) make available for inspection upon reasonable notice during the Company’s regular business hours by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information and participate in due diligence sessions reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;
          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;
          (k) use reasonable best efforts to prevent the issuance of any stop order (“Stop Order”) suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, and, in the event of such issuance, the Company shall immediately notify the holders of Registrable Securities included in such registration statement of the receipt by the Company of such notification and shall use its best efforts promptly to obtain the withdrawal of such order;
          (l) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities, and cooperate and assist with any filings to be made with the Financial Industry Regulatory Authority;
          (m) obtain one or more “cold comfort” letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter may reasonably expect and reasonably satisfactory to the holders of a majority of the Registrable Securities being sold reasonably request; and

          (n) provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement) in customary form and covering such matters of the type customarily covered by legal opinions of such nature if requested by the managing underwriter.
If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if in such holder’s sole and exclusive judgment, such holder is or might be deemed to be an underwriter or a controlling person of the Company, such holder shall have the right to (i) require the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing and not inconsistent with the rules and regulations of the SEC, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, require the deletion of the reference to such holder; provided, that with respect to this clause (ii), if requested by the Company, such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.
          6. Registration Expenses.
          (a) All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all Registration Expenses, will be borne by the Company.
          (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one (1) counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration (which counsel shall be retained to represent all such holders). Holders of Registrable Securities shall bear all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities sold by them and the fees and disbursements of more than one counsel to such holders.
          7. Indemnification.
          (a) By the Company. The Company agrees to, and will cause each of its subsidiaries to agree to, indemnify, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, members, employees, agents, stockholders and general and limited partners and each Person who controls such holder (within the meaning of the Securities Act and Exchange Act) against any and all losses, claims, damages, liabilities and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, reports required and other documents filed under the Exchange Act and incorporated by reference into any registration statement to the extent so incorporated, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation and relating to action or inaction in connection with any such registration, disclosure document or other document and shall reimburse such holder, officer, director, member, employee, agent, stockholder, partner or controlling Person for any legal or other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by such holder, officer, director, member, employee, agent, stockholder, partner or controlling Person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, directors, agents and employees and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.
          (b) By the Holders. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits about such holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) and the other holders of Registrable Securities against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder which authorizes its use in the applicable document; provided, that the obligation to indemnify will be individual, not joint and several, for each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.
          (c) Claim Procedures. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice will not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit the indemnifying party to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent it may wish, with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed) and the indemnifying party shall not, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, a release from all liability in respect of such claim or litigation provided by the claimant or plaintiff to such indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay (i) the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim or (ii) any settlement made by any indemnified party without such indemnifying party’s consent (but such consent will not be unreasonably withheld).
          (d) Contribution. If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall any holder of Registrable Securities be required to contribute an amount greater than the dollar amount by which the proceeds received by such holder of Registrable Securities with respect to the sale of any Registrable Securities exceed the amount of any damages that such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The contribution provided for in this Section 7(d) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.
          (e) Survival. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, agent or employee and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such indemnified party (within the meaning of the Securities Act), and will survive the transfer of securities.
          8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such

Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration), (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s ownership and title to the Registrable Securities, such holder’s intended method of distribution, and such other representations and warranties are customarily provided by selling shareholders in underwritten offerings) or to undertake any indemnification or contribution obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7, and (c) complies with all applicable federal and state securities laws in connection with such registration.
          9. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at its expense to use its best efforts to:
          (a) make and keep adequate current public information available, within the meaning of Rule 144, at all times after it has become subject to the reporting requirements of the Exchange Act;
          (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and
          (c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.
          10. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered if delivered personally, sent via a nationally recognized overnight courier, or sent via facsimile or e-mail to the recipient, or if sent by certified or registered mail, return receipt requested, will be deemed to have been given two (2) business days thereafter. Such notices, demands and other communications shall be sent to any holder of Registrable Securities at such holder’s last address on the records of the Company, and to the Company at the address indicated below:
To the Company:
Diamond Resorts Parent, LLC
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: Stephen J. Cloobeck and David Palmer
Facsimile: (702) 798-8840
with a copy, which shall not constitute notice, to:
Katten Muchin Rosenman LLP
525 West Monroe Street
Suite 1900
Chicago, IL 60661
Attention: Howard S. Lanznar
Facsimile: (312) 902-1061
To Guggenheim:
DRP Holdco, LLC
135 East 57th Street
6th Floor
New York, NY 10022
Attention: Kaitlin Trinh
Facsimile: (212) 644-8396
with copies, which shall not constitute notice, to:
Guggenheim Partners
100 Wilshire Boulevard — Suite 500
Santa Monica, California 90401
Attention: Zachary D. Warren
Facsimile: (310) 576-1271
and
Guggenheim Investment Management, LLC
135 East 57th Street
6th Floor
New York, NY 10022
Attention: William Hagner
Facsimile: (212) 644-8396
and

Sidley Austin LLP
One South Dearborn Street
Chicago, IL 60603
Attention: Richard Astle
Facsimile: (312) 853-7036
To Silver Rock:
Silver Rock Financial LLC
1250 Fourth Street
Santa Monica, CA 90401
Attention: General Counsel
Facsimile: (310) 570-4599
with a copy, which shall not constitute notice, to:
Maron & Sandler
1250 Fourth Street
Santa Monica, CA 90401
Attention: David Kyman
Facsimile: (310) 570-4901
To the Wellington Purchasers:
Wellington Management Company, LLP
280 Congress Street
Boston, MA 02210
Attention: Legal and Compliance Department
Facsimile: (617) 289-5699
E-Mail: seclaw@wellington.com
; provided that any notices or communications to any Wellington Purchaser shall be sent only to the Legal and Compliance Department at Wellington Management Company, LLP, and neither the Company nor any other party hereto shall send notices or communications to any other Person on behalf of any Wellington Purchaser without the prior written consent of a member of the Legal and Compliance Department at Wellington Management Company, LLP.
with a copy, which shall not constitute notice, to:
Greenberg Traurig
One International Place
Boston, MA 02210
Attention: Bradley A. Jacobson

Facsimile: (617) 279-8402
To CDP:
Cloobeck Diamond Parent, LLC
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: Stephen J. Cloobeck and David F. Palmer
Facsimile: (702) 798-8840
With a copy, which shall not constitute notice, to:
Katten Muchin Rosenman LLP
525 West Monroe Street
Suite 1900
Chicago, IL 60661
Attention: Howard S. Lanznar
Facsimile: (312) 902-1061
To 1818 Partners:
1818 Partners, LLC
10600 West Charleston Boulevard
Las Vegas, NV 89135
Attention: Stephen J. Cloobeck and David F. Palmer
Facsimile: (702) 798-8840
With a copy, which shall not constitute notice, to:
Katten Muchin Rosenman LLP
525 West Monroe Street
Suite 1900
Chicago, IL 60661
Attention: Howard S. Lanznar
Facsimile: (312) 902-1061
or such other address, telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.
          11. Miscellaneous.
          (a) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.
          (b) Entire Agreement; Amendments and Waivers. This Agreement embodies the complete agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way (including, but not limited to, the Original Agreement). The provisions of this Agreement may be amended or waived only upon the prior written consent of (i) the Company, (ii) the holders of a majority of the number of CDP Registrable Securities, and (iii) the holders of a majority of the number of Investor Registrable Securities; and any amendment to which such written consent is obtained will be binding upon the Company and all holders of Registrable Securities.
          (c) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, including any corporation which is a successor to the Company.
          (d) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
          (e) Counterparts; Facsimile. This Agreement may be executed simultaneously in two or more counterparts (each of which may be transmitted via facsimile), any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.
          (f) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
          (g) GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEVADA WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEVADA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEVADA.
          (h) WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

          (i) Venue; Submission to Jurisdiction. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT ONLY IN A STATE OR FEDERAL COURT IN OR FOR CLARK COUNTY, NEVADA AND EACH PARTY TO THIS AGREEMENT HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH HE OR IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
          (j) Mandatory Mediation. The parties hereto shall, and shall cause their respective Affiliates to, resolve any dispute, controversy or claim arising out of or in connection with this Agreement and any transactions contemplated hereby (a “Dispute”) in accordance with the following procedures: within thirty (30) business days after any party has served written notice on the other party, such Dispute shall be submitted to the Las Vegas, Nevada office of JAMS for mediation. The mediation shall take place in Nevada. Notwithstanding anything contained in this Agreement to the contrary, in no event will any party be obligated to participate in any mediation for more than 30 business days.
          (k) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.
          (l) Transfer. Prior to transferring any Registrable Securities (other than a transfer pursuant to which such securities cease to be Registrable Securities) to any Person, the Person transferring such Registrable Securities will cause the prospective transferee to execute and deliver to the Company, a joinder to this Agreement substantially in the form of Exhibit A hereto pursuant to which the prospective transferee agrees to be bound by this Agreement to the same extent as the Person transferring such Registrable Securities with respect to the Registrable Securities so transferred.
          (m) Issuance by the Company of Additional Common Units. The parties hereto hereby acknowledge that, after the date hereof, the Company may issue additional Common Units to certain Persons (the “New Members”). In connection with any such issuance, the parties hereto agree that the Company may grant (but shall be under no obligation to grant) such New Members rights substantially similar to the rights granted to the holders of CDP Registrable Securities hereunder (provided that, if such grant is made, each such New Member is also subject to the obligations of holders of CDP Registrable Securities hereunder) by causing each such New Member to execute a joinder to this Agreement substantially in the form of Exhibit A hereto.
* * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Registration Rights Agreement as of the date first above written.

COMPANY: DIAMOND RESORTS PARENT, LLC
By:	/s/ David F. Palmer
	Name:	David F. Palmer
	Title:	President and Chief Financial Officer

CDP: CLOOBECK DIAMOND PARENT, LLC
By:	/s/ Stephen J. Cloobeck
	Name:	Stephen J. Cloobeck
	Title:	Sole Manager

GUGGENHEIM: DRP HOLDCO, LLC
By:	/s/ Zachary D. Warren
	Name:	Zachary D. Warren
	Title:	Authorized Person

[signature pages continue]
[Signature Page to this Second Amended and Restated Registration Rights Agreement]

SILVER ROCK: SILVER ROCK FINANCIAL LLC
By:	/s/ Jeff Green
	Name:	Jeff Green
Its: Authorized Signatory

IN — FP1 LLC
By:	/s/ Jeff Green
	Name:	Jeff Green
Its: Authorized Signatory

BDIF LLC
By:	/s/ Jeff Green
	Name:	Jeff Green
Its: Authorized Signatory

CM — NP LLC
By:	/s/ Jeff Green
	Name:	Jeff Green
Its: Authorized Signatory
[signature pages continue]
[Signature Page to this Second Amended and Restated Registration Rights Agreement]

WELLINGTON PURCHASERS:

THE HARTFORD GROWTH OPPORTUNITIES FUND

By: Wellington Management Company, LLP As investment adviser

By:	/s/ Steven M. Hoffman

Name: Steven M. Hoffman
Title: Vice President & Counsel

HARTFORD GROWTH OPPORTUNITIES HLS FUND

By: Wellington Management Company, LLP As investment adviser

By:	/s/ Steven M. Hoffman

Name: Steven M. Hoffman
Title: Vice President & Counsel

QUISSETT INVESTORS (BERMUDA) L.P.

By: Wellington Management Company, LLP As investment adviser

By:	/s/ Steven M. Hoffman

Name: Steven M. Hoffman
Title: Vice President & Counsel

QUISSETT PARTNERS, L.P.

By: Wellington Management Company, LLP As investment adviser

By:	/s/ Steven M. Hoffman

Name: Steven M. Hoffman
Title: Vice President & Counsel
[signature pages continue]
[Signature Page to this Second Amended and Restated Registration Rights Agreement]

THE HARTFORD CAPITAL APPRECIATION FUND

By: Wellington Management Company, LLP As investment adviser

By:	/s/ Steven M. Hoffman

Name: Steven M. Hoffman
Title: Vice President & Counsel

BAY POND PARTNERS, L.P.

By: Wellington Management Company, LLP As investment adviser

By:	/s/ Steven M. Hoffman

Name: Steven M. Hoffman
Title: Vice President & Counsel

BAY POND INVESTORS (BERMUDA) L.P.

By: Wellington Management Company, LLP As investment adviser

By:	/s/ Steven M. Hoffman

Name: Steven M. Hoffman
Title: Vice President & Counsel
[signature pages continue]
[Signature Page to this Second Amended and Restated Registration Rights Agreement]

CDP:

1818 PARTNERS, LLC

By: Chautauqua Management, LLC Its: Member

By:	/s/ David F. Palmer

Name: David F. Palmer
Title: Sole Manager
[Signature Page to this Second Amended and Restated Registration Rights Agreement]

EXHIBIT A
FORM OF JOINDER TO
SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
          THIS JOINDER to the Second Amended and Restated Registration Rights Agreement, dated as of July 21, 2011, by and among Diamond Resorts Parent, LLC, a Nevada limited liability company (the “Company”), and certain securityholders of the Company (the “Agreement”), is made and entered into as of _________ by and between the Company and _________________ (“Holder”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.
          WHEREAS, Holder has acquired _____ Common Units from __________.
          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:
          1. Agreement to be Bound. Holder hereby (i) acknowledges that it has received and reviewed a complete copy of the Agreement and (ii) agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto. In addition, Holder hereby agrees that all Common Units held by Holder shall be deemed [CDP Registrable Securities/Guggenheim Registrable Securities/Silver Rock Registrable Securities/Wellington Registrable Securities] and Registrable Securities for all purposes of the Agreement.
          2. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and any subsequent holders of Registrable Securities and the respective successors, heirs and assigns of each of them, so long as they hold any Registrable Securities.
          3. Notices. For purposes of Section 10 of the Agreement, all notices, demands or other communications to the Holder shall be directed to:
[Name]
[Address]
          4. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.
          5. Governing Law. This Joinder shall be governed by and construed in accordance with the laws of the state of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.
          6. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

          IN WITNESS WHEREOF, the parties hereto have executed this Joinder to the Second Amended and Restated Registration Rights Agreement as of the date set forth in the introductory paragraph hereof.

DIAMOND RESORTS PARENT, LLC
By:
Name:
Title:

[HOLDER]
By:
Name:
Title: